UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 22, 2024

PEARL HOLDINGS ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41165	98-1593935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 11th Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 457-1540
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PRLHU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	PRLH	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PRLHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Subscription Agreement

On February 22, 2024, Pearl Holdings Acquisition Corp (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with Pearl Holdings Sponsor LLC (“Sponsor”) and Polar Multi-Strategy Master Fund (“Polar”), pursuant to which, and on the terms and subject to the conditions of which, Polar agreed to contribute up to $500,000 in cash to the Company (the “Capital Contribution”) to cover working capital expenses. In consideration of the Capital Contribution, the Company agreed to issue, or to cause the surviving entity of an initial business combination to issue, one Class A ordinary share (“Common Stock”) for each dollar of the Capital Contribution funded by Polar and received by the Company at or prior to an initial business combination closing (such funded amount, the “Capital Investment”), such Common Stock to be issued no later than two business days following an initial business combination closing (a “De-SPAC Closing”).

The Capital Investment is required to be repaid by the Company to Polar upon a De-SPAC Closing, and Polar may elect to receive that repayment either (i) in cash or (ii) in Common Stock at a rate of one share of Common Stock for each $10.00 of Capital Investment. The Company and Sponsor are jointly and severally obligated for such repayment of the Capital Investment upon a De-SPAC Closing. In the event that the Company liquidates without consummating an initial business combination, any amounts remaining in Sponsor’s or the Company’s cash accounts, not including the Company’s trust account, would be applied to the repayment of the Capital Investment, in full satisfaction of any amounts due under the Subscription Agreement.

In the event that the Company or Sponsor defaults in certain of the foregoing obligations under the Subscription Agreement for a period of more than five days following written notice of such default (the “Default Date”), the Company is required to issue to Polar 0.1 of a share of Common Stock per dollar of Capital Investment as of the Default Date, and to issue to Polar an additional 0.1 of a share of Common Stock per dollar of the Capital Investment on each monthly anniversary of the Default Date thereafter, until such default is cured, subject to certain limitations.

The Company and Sponsor agreed, to the extent feasible and in compliance with all applicable laws and regulations, to register the Common Stock: (i) as part of any registration statement issuing shares before or in connection with a De-SPAC Closing; or (ii) if no such registration statement is filed, pursuant to the first registration statement filed by the Company or the surviving entity, as applicable, following a De-SPAC Closing, with such registration statement to be filed no later than 30 days after the De-SPAC Closing and declared effective no later than 90 days after the De-SPAC Closing.

The Company and the Sponsor also are in discussions to enter into agreements with additional investors, substantially in the same form as the Subscription Agreement, for additional cash contributions in an aggregate amount, together with the Capital Contribution, of up to $1,500,000.

The foregoing description of the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. The Company has based these forward-looking statements on its current expectations and projections about future events. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. These forward-looking statements include, but are not limited to, the amount of the Capital Contribution that the Company may choose to have funded, the intention of the Company and Sponsor to enter into agreements with additional investors, whether the Company will enter into a definitive agreement or consummate an initial business combination, or the timing of any of the foregoing. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. A number of factors could cause actual events, performance or results to differ materially from the events, performance and results discussed in the forward-looking statements. Important factors, among others, that could cause actual results to differ materially from those anticipated in the forward-looking statements include: the Company’s ability to enter into a definitive agreement with respect to an initial business combination within the time provided in the Company’s charter; the ability of the Company to obtain the financing necessary to consummate an initial business combination; compliance by the Company with the listing rules of the Nasdaq Stock Exchange LLC; the failure to realize the anticipated benefits of an initial business combination, including as a result of a delay in consummating an initial business combination; the level of redemptions made by the Company’s shareholders in connection with a proposed initial business combination and its impact on the amount of funds available in the trust account to complete an initial business combination, and those factors identified in the Company’s filings with the SEC, including the “Risk Factors” sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 31, 2023, and the Quarterly Reports on Form 10-Q filed with the SEC on August 14, 2023 and November 14, 2023 and in the other reports the Company has filed with the SEC. The Company’s SEC filings can be accessed on the EDGAR section of the SEC’s website at www.sec.gov. Except as expressly required by applicable securities law, the Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K (this “Report”) with respect to the Subscription Agreement is incorporated by reference into this Item 2.03 to the extent required herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Report with respect to the Subscription Agreement is incorporated by reference into this Item 3.02 to the extent required herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	Subscription Agreement, dated February 22, 2024, by and among Pearl Holdings Acquisition Corp, Pearl Holdings Sponsor LLC and Polar Multi-Strategy Master Fund
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pearl Holdings Acquisition Corp
Date: February 28, 2024
	By:	/s/ Craig E. Barnett
	Name:	Craig E. Barnett
	Title:	Chief Executive Officer

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